UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2018
 ______________________
Dell Technologies Inc.
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355
Not Applicable
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)  On June 25, 2018, Dell Technologies Inc. (the “Company”) held its 2018 annual meeting of stockholders. At the 2018 annual meeting, the Company’s stockholders voted on three proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A for the 2018 annual meeting filed with the Securities and Exchange Commission on May 15, 2018 (the “2018 proxy statement”).

(b)  As of the record date for the 2018 annual meeting, an aggregate of 767,983,446 shares of the Company’s common stock were outstanding and entitled to vote at the meeting, of which 409,538,423 shares are shares of Class A common stock, 136,986,858 shares are shares of Class B common stock, 22,103,215 shares are shares of Class C common stock and 199,354,950 shares are shares of Class V common stock.

Each share of Class A common stock and each share of Class B common stock is entitled to ten votes per share. Each share of Class C common stock and each share of Class V common stock is entitled to one vote per share.

The final voting results with respect to each proposal voted upon at the 2018 annual meeting are set forth below.

Proposal 1

The holders of the outstanding shares of all outstanding classes of the Company’s common stock, voting together as a single class, elected to the Board of Directors of the Company each of the three nominees for Group I director specified in the 2018 proxy statement, based on the following numbers of votes:

Director Nominee	For	Withheld	Broker Non-Votes
David W. Dorman	5,527,481,101	31,022,490	19,213,088
William D. Green	5,504,411,297	54,092,294	19,213,088
Ellen J. Kullman	5,526,758,758	31,744,833	19,213,088

The holders of the outstanding shares of Class A common stock, voting as a separate class, elected to the Board of Directors the nominee for Group II director specified in the 2018 proxy statement, based on the following numbers of votes:

Director Nominee	For	Withheld	Broker Non-Votes
Michael S. Dell	4,068,967,610	0	0

The holders of the outstanding shares of Class B common stock, voting as a separate class, elected to the Board of Directors each of the two nominees for Group III director specified in the 2018 proxy statement, based on the following numbers of votes:

Director Nominee	For	Withheld	Broker Non-Votes
Egon Durban	1,352,928,840	0	0
Simon Patterson	1,352,928,840	0	0

There were no abstentions with respect to this proposal.

Each nominee elected to the Board of Directors at the 2018 annual meeting was elected for a term commencing on the date of the 2018 annual meeting and ending on the earliest of (1) the date on which the director’s successor is elected and qualified, (2) solely in the case of the Group II director, the occurrence of a Designation Rights Trigger Event (as defined in the 2018 proxy statement) with respect to the Class A common stock and (3) solely in the case of the Group III directors, the occurrence of a Designation Rights Trigger Event (as defined in the 2018 proxy statement) with respect to the Class B common stock.

Proposal 2

The holders of the outstanding shares of all outstanding classes of the Company’s common stock, voting together as a single class, ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 1, 2019, based on the following numbers of votes:

For	Against	Abstentions
5,574,739,093	2,786,770	190,816

There were no broker non-votes with respect to this proposal.

Proposal 3

The holders of the outstanding shares of all outstanding classes of the Company’s common stock, voting together as a single class, approved, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the 2018 proxy statement, based on the following numbers of votes:

For	Against	Abstentions	Broker Non-Votes
5,492,622,997	65,709,279	171,315	19,213,088

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2018	Dell Technologies Inc.
	By:	/s/ Janet Bawcom
Janet Bawcom Senior Vice President and Assistant Secretary
(Duly Authorized Officer)

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